UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	October 21, 2009 (October 1, 2009)

METAMORPHIX, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-51294	52-1923417
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4061 Powder Mill Road, Suite 320, Beltsville, Maryland, 20705

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code           (301) 617-9080

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01 – Other Events.

On October 21, 2009, the Company distributed the attached public announcement, a copy of which is attached as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01(d) – Exhibits.

Exhibit No.	Exhibit Description

99.1	Public Announcement, dated October 21, 2009

[Signature Page Follows.]

Signatures

          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METAMORPHIX, INC.

Date: October 21, 2009	By:	/s/ Edwin C. Quattlebaum

Edwin C. Quattlebaum,
President and Chief Executive Officer